Supplement, dated November 21, 2005, to the Statement of Additional Information,
                             dated May 2, 2005, of
                        Seligman High Income Fund Series
                                on behalf of its
                       Seligman High-Yield Bond Series and
                   Seligman U.S. Government Securities Series

This Supplement supersedes and replaces the Supplement, dated October 24, 2005, to the Statement of Additional Information, dated May 2, 2005 (the "SAI"), of Seligman High Income Fund Series. Capitalized terms used but not defined in this Supplement have the meanings given to such terms in the SAI.

On October 24, 2005 at the Special Meeting of Shareholders, the shareholders of each Series separately approved the amendment or elimination of certain fundamental investment restrictions applicable to the Series for which they were entitled to vote. Such changes, as well as revised disclosure about the risks of U.S. government securities and high-yield securities, are described below. In addition, as a result of these changes, the Board of Trustees of the Series has changed the name of "Seligman High-Yield Bond Series" to "Seligman High-Yield Fund" and "Seligman U.S. Government Securities Series" to "Seligman U.S. Government Securities Fund". The changes described herein in respect of each Series are effective as of October 24, 2005.

At the Special Meeting, the shareholders of each Series also separately approved amendments to the investment objective and the elimination of the fundamental investment policy of the Series for which they were entitled to vote. Each Series' new investment objective and new non-fundamental investment strategy are described in a supplement, dated October 24, 2005, to the applicable Series' prospectuses, dated May 2, 2005.

In connection with the amendment or elimination of certain fundamental investment restrictions in respect of each Series, the following information supersedes and replaces the information contained under the caption "Fund Policies" which begins on page 5 of the SAI:

Each Series is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of each Series' outstanding voting securities. Under these policies, each Series may not:

- purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time. In addition, the Board has adopted the following non-fundamental polices: each Series may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in a Series being a "commodity pool" as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission's regulations and interpretations thereunder. The Manager must seek Board approval to invest in any type of commodity or commodity contract if it is of the type a Series has not previously utilized;

- purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

- issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

- make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

- underwrite the securities of other issuers except to the extent a Series may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

- purchase or hold any real estate including limited partnership interests in real property, except each Series may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including REITs;

- make any investment inconsistent with a Series' classification as a diversified investment company under the 1940 Act;

- invest 25% or more of its total assets, at market value, in any one industry, except that this 25% limitation on industry concentration does not apply to securities issued or guaranteed by the US government or any of its agencies or instrumentalities (which may include mortgage-related securities);

- purchase or hold the securities of any issuer, if to its knowledge, Trustees or officers of a Series individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities; and

- engage in transactions with its Trustees and officers, or firms they are associated with, in connection with the purchase or sale of securities, except as broker.

Certain of the fundamental policies set forth above prohibit transactions "except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC." The following discussion explains the flexibility that the each Series gains from these exceptions.

Purchase of securities on margin - A purchase on margin involves a loan from the broker-dealer arranging the transaction. The "margin" is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because a Series generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to a Series.

Issuing senior securities - A "senior security" is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and selling put and call options), provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows each Series to operate in reliance upon these staff interpretations.

Borrowing money - The 1940 Act permits a fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources.

Making loans - The 1940 Act generally prohibits each Series from making loans to affiliated persons but does not otherwise restrict a Series' ability to make loans.

The following information is added at the end of the section entitled "Investment Strategies and Risks" on page 5 of the SAI:

Short Sales. Each Series may not sell securities short or maintain a short position.

Investments to Control. Each Series may not invest for the purpose of controlling or managing any company. If a Series acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If a Series were to make such acquisitions, there is a risk that such Series would become less diversified, which could increase the volatility of that Series and increase the Series' exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.

Options. Each Series may not write or purchase put or call options, except that the U.S. Government Fund may write covered call options and the U.S. Government Fund may purchase put options and may purchase and sell options on interest rate futures and may engage in closing transactions with respect to such options.

Except as otherwise specifically noted above, these investment strategies are not fundamental and each Series, with the approval of the Board of Trustees, may change such strategies without the vote of shareholders.

In connection with the elimination of the fundamental investment policy of Seligman U.S. Government Securities Fund (formerly, Seligman U.S. Government Securities Series), the following information supersedes and replaces the information contained under the caption "Investment Strategies and Risks -- US Government Securities" on page 2 of the SAI:

The U.S. Government Securities Fund intends to invest in U.S. Government Securities. Securities backed by the full faith and credit of the U.S. government involve minimal credit risk. These securities in which the Series invests are considered among the safest of fixed-income investments. However, the market value of such securities (and the market value of those securities backed only by the credit of the U.S. federal agency or instrumentality or government sponsored enterprise that issued the security), like those of other debt securities, will fluctuate with changes, real or anticipated, in the level of interest rates. The Series' net asset value per share will fluctuate with changes in the market value of the securities held in its portfolio. Additionally, the Series' yield will vary based on the yield of its portfolio securities.

Securities backed only by the credit of the U.S. federal agency or instrumentality or government sponsored enterprise that issued the security may have increased credit risk, including, but not limited to, the risk of non-payment of principal or interest. Some of these securities are supported by the credit of the government sponsored enterprise itself and the discretionary authority of the U.S. Treasury to purchase the enterprise's obligations (e.g., securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Federal Home Loan Bank). Others are supported only by the credit of the government sponsored enterprise itself (e.g., the Federal Farm Credit Bank). There is no assurance that the U.S. government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the U.S. government.

Generally, as interest rates rise, the value of the securities held by the Series will decline. Conversely, if interest rates decline, the value of the securities held by the Series will increase. This effect is usually more pronounced for longer-term securities. Longer-term securities generally tend to produce higher yields but are subject to greater market fluctuations as a result of changes in interest rates than fixed-income securities with shorter maturities.

In connection with the elimination of to the fundamental investment policy of Seligman High-Yield Fund (formerly, "Seligman High-Yield Bond Series"), the following information is added before the caption entitled "Investment Strategies and Risks -- Foreign Securities" on page 2 of the SAI:

High-Yield  Securities.  The  High-Yield  Fund  intends to invest in  High-Yield
Securities. High-Yield Securities are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Accordingly, an investment in the Series presents substantial risks in relation to a fund that invests primarily in investment grade instruments.

An economic downturn could adversely impact issuers' ability to pay interest and repay principal and could result in issuers' defaulting on such payments. The value of the Series' holdings will be affected, like all fixed income securities, by market conditions relating to changes in prevailing interest rates. However, the value of High-Yield Securities is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated bonds and notes may decline in market value due to investors' heightened concerns and perceptions about credit quality.

High-Yield Securities are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher-rated securities. Under adverse market or economic conditions, the secondary market for these securities could contract further, causing the Series difficulties in valuing and selling its securities.

During periods of falling interest rates issuers of an obligation held by the Series may prepay or call securities with higher coupons or interest rates before their maturity dates. If this occurs, the Series could lose potential price appreciation and could be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.

Capital appreciation bonds, including "zero-coupon" and "pay-in-kind" securities, may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities owned by the Series could result in corresponding fluctuations and volatility in the net asset value of the shares of the Series. Additionally, because they do not pay current income, they will detract from the Series' objective.

If an issuer repays an obligation such as a mortgage-backed security held by the Series more slowly than anticipated, the Series' returns could be adversely impacted. This could occur if an underlying mortgage pool has unusual characteristics or because interest rates have remained too high to stimulate repayment. In either case, the value of the obligation will decrease and the Series will be prevented from investing in higher yielding securities.